UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2012

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2012, Arizona Public Service Company (the “Company”) entered into a Supplemental Agreement with Randall K. Edington, its Executive Vice President and Chief Nuclear Officer, that provides for additional compensation terms supplemental to those set forth in an agreement between the Company and Mr. Edington dated December 26, 2008 (the “2008 Agreement”).  Pursuant to the Supplemental Agreement:

•                  Mr. Edington’s base salary increased to $900,000 effective January 1, 2012, and will increase to $925,000 effective January 1, 2013 and to $950,000 effective January 1, 2014.

•                  The Company will provide interest-bearing, deferred compensation credits to Mr. Edington consisting of $350,000 as of January 1, 2012; $350,000 as of January 1, 2013; and $350,000 as of January 1, 2014.  The discretionary credits will vest on December 31, 2014 if Mr. Edington is actively employed by the Company on that date, and will be payable over a 10-year period following his termination of employment.

•                  If Mr. Edington is actively employed with the Company on December 31, 2013, his existing supplemental pension benefit set forth in the 2008 Agreement will increase by an amount equal to 5% of the benefit otherwise payable.  If Mr. Edington is actively employed with the Company on December 31, 2014, the supplemental pension benefit will increase by an amount equal to 10% (inclusive of the preceding 5% increase) of the benefit otherwise payable.

•                  If Mr. Edington terminates his employment after December 31, 2014, relocates from Arizona, and is unable to recover the original purchase price on the sale of his residence in Arizona, the Company will purchase his home for the original purchase price, subject to certain conditions.

•                  Restricted stock units awarded to Mr. Edington in 2011 and 2012 are amended to provide that they will vest in full on Mr. Edington’s retirement if it occurs on or after December 31, 2014.

[SIGNATURES ON THE FOLLOWING PAGE]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: June 22, 2012	By:	/s/ David P. Falck
David P. Falck
Executive Vice President, General Counsel
and Secretary

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: June 22, 2012	By:	/s/ David P. Falck
David P. Falck
Executive Vice President, General Counsel
and Secretary